Harbor International Growth Fund Summary Prospectus - March 1, 2015	Institutional Class HAIGX Administrative Class HRIGX Investor Class HIIGX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at harborfunds.com/prospectus. You can also get this information at no cost by calling 800-422-1050 or by sending an e-mail request to funddocuments@harborfunds.com. If you purchase shares of the Fund through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated March 1, 2015, are incorporated by referenced into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Administrative Class	Investor Class
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.25%
Other Expenses[1]	0.14%	0.14%	0.26%
Total Annual Fund Operating Expenses[1]	0.89%	1.14%	1.26%
Expense Reimbursement[2]	0.04%	0.04%	0.04%
Total Annaul Fund Operating Expenses After Expense Reimbursement[2]	0.85%	1.10%	1.22%
[1]	Restated to reflect current fees.
[2]

The Adviser has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), through February 29, 2016. Only the Board of Trustees may modify or terminate this agreement.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional	$87	$280	$489	$1,092
Administrative	$112	$358	$624	$1,383
Investor	$124	$396	$688	$1,519

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund’s portfolio turnover rate in the most recent fiscal year was 30%.

Principal Investment Strategy

Principal Style Characteristics: Foreign companies selected for long-term growth potential

The Fund invests primarily (no less than 65% of its total assets under normal market conditions) in equity securities, including common and preferred stocks, of foreign companies that Baillie Gifford Overseas Limited (the “Subadviser”) believes will experience growth and benefit from sustainable competitive advantages in their markets. The Fund may invest in companies of any size located in, or economically tied to, any country or region outside of the United States, including developed foreign and emerging markets. The Fund normally invests in at least three different countries outside of the United States.

The Subadviser primarily uses proprietary, fundamental research to seek to identify companies for investment that can exhibit sustained, above-average growth with attractive financial characteristics, such as superior profit margins on invested capital. The Subadviser normally evaluates these characteristics over a 3 to 5 year time horizon. The Subadviser may, from time to time and at its discretion, seek to hedge the value of a portion of the Fund’s foreign currency exposure to attempt to preserve the value of the Fund’s investments in U.S. dollar terms. However, the Subadviser does not normally expect to hedge the Fund’s foreign currency exposure.

When evaluating individual companies for investment, the Subadviser normally focuses on the following:

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Opportunity: The Subadviser looks for companies that have identifiable and sustainable competitive advantages, which will enable the company to achieve above average growth rates. These competitive advantages include the degree to which there are barriers to entry in the market, the uniqueness of the company’s product offerings, any enduring cost or technology advantages and the loyalty of the company’s customers.

•

Execution: The Subadviser looks for companies that have management teams that are capable of capitalizing on the opportunities available to them. This analysis involves an assessment of the strength of the company’s financial position, including its ability to fund growth opportunities internally through sufficiently attractive profit margins, and an assessment of the management team’s actions, including how management chooses to put excess capital to work through reinvestment or acquisitions.

Summary Prospectus

HARBOR INTERNATIONAL GROWTH FUND

•

Valuation: After identifying a pool of companies with attractive growth opportunities and capable management teams, the Subadviser then focuses on identifying those companies that are undervalued relative to their current stock price based upon the Subadviser’s view of the company’s future growth potential.

The Subadviser may sell or reduce the Fund’s investment in a portfolio security if the Subadviser detects a material diminution to either the company’s growth opportunity or in the level of confidence the Subadviser has in company management’s ability to exploit that opportunity. This may occur as a result of a new technological or competitive threat to the company or industry or to an unexpected change in strategic direction from company management. The Subadviser also regularly considers the company’s valuation, and whether the current stock price has risen to a level that better reflects the Subadviser’s view of the company’s future growth potential. However, the Subadviser does not normally trade based upon short-term price movements, as it considers such moves to be poor predictors of long-term results.

Principal Risks

There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks include:

Market and issuer risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political or regulatory developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Additionally, an adverse event, such as an unfavorable earnings report, may depress the value of a particular issuer’s stock.

Growth style risk: Over time, a growth oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.

Selection risk: The Subadviser’s judgment about the attractiveness, value and potential appreciation of a particular security may be incorrect.

Foreign securities risk: Because the Fund invests primarily in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.

Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.

Emerging market risk: Foreign securities risks are more significant in emerging market countries, such as those in Eastern Europe, Latin America and the Pacific Basin. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

Performance

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility — or variability — of the Fund’s annual total returns over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks and potential rewards of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborfunds.com or call 800-422-1050.

Effective May 21, 2013, Baillie Gifford Overseas Limited became the Fund’s subadviser. Performance prior to that date is not attributable to Baillie Gifford.

Calendar Year Total Returns for Institutional Class Shares

The Fund’s best and worst calendar quarters during this time period were:

	Total Return	Quarter/Year
Best Quarter	25.91%	2nd/2009
Worst Quarter	-26.40%	4th/2008

Summary Prospectus

HARBOR INTERNATIONAL GROWTH FUND

Average Annual Total Returns — As of December 31, 2014

	One Year	Five Years	Ten Years	Life of Class
Institutional Class (inception date 11-01-1993)
Before Taxes	-4.47%	4.27%	4.45%	3.24%
After Taxes on Distributions	-4.74%	4.11%	4.36%	N/A
After Taxes on Distributions and Sale of Fund Shares	-2.16%	3.66%	3.79%	N/A
Administrative Class (inception date 11-01-2002)
Before Taxes	-4.74%	4.00%	4.18%	6.27%
Investor Class (inception date 11-01-2002)
Before Taxes	-4.88%	3.86%	4.05%	6.14%
Comparative Index (Life of Class return from 11-01-1993) (reflects no deduction for fees, expenses or taxes)
MSCI All Country World Ex. U.S. (ND)	-3.87%	4.43%	5.13%	N/A

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax exempt shareholders or shareholders who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Institutional Class shares only. After-tax returns for the Administrative and Investor Class shares will vary.

Portfolio Management

Investment Adviser

Harbor Capital Advisors, Inc.

Subadviser

Baillie Gifford Overseas Limited has subadvised the Fund since May 2013.

Portfolio Managers

Gerard Callahan Baillie Gifford Overseas Limited

Mr. Callahan is a Portfolio Manager and Chair of the International Focus Portfolio Construction Group. He has co-managed the Fund since 2013.
Iain Campbell Baillie Gifford Overseas Limited

Mr. Campbell is a Portfolio Manager and member of the International Focus Portfolio Construction Group. He has co-managed the Fund since 2013.

Joe Faraday, CFA Baillie Gifford Overseas Limited

Mr. Faraday is a Portfolio Manager and member of the International Focus Portfolio Construction Group. He has co-managed the Fund since 2013.

Moritz Sitte, CFA Baillie Gifford Overseas Limited

Mr. Sitte is a Portfolio Manager and member of the International Focus Portfolio Construction Group. He has co-managed the Fund since 2014.

Sophie Earnshaw, CFA Baillie Gifford Overseas Limited

Ms. Earnshaw is a Portfolio Manager and member of the International Focus Portfolio Construction Group. She has co-managed the Fund since 2014.

Tom Walsh, CFA Baillie Gifford Overseas Limited

Mr. Walsh is a Portfolio Manager and member of the International Focus Portfolio Construction Group. He has co-managed the Fund since 2014.

Summary Prospectus

HARBOR INTERNATIONAL GROWTH FUND

Buying and Selling Fund Shares

Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.

By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborfunds.com

Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.

The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.

Type of Account	Institutional Class	Administrative Class*	Investor Class
Regular	$50,000	$50,000	$2,500
Individual Retirement Account (IRA)	$50,000	N/A	$1,000
Custodial (UGMA/UTMA)	$50,000	N/A	$1,000
*	Limited only to eligible retirement plans and financial intermediaries. There is no minimum investment for qualified retirement plans and Section 457 plans.

Tax Information

Distributions you receive from the fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

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Harbor Funds.

Harbor International Growth Fund

Summary Prospectus

March 1, 2015

Institutional Class	Administrative Class	Investor Class
HAIGX	HRIGX	HIIGX

F.0.P.17.IG.0315

Harbor Funds.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302